SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 27, 1998

                          BATTLE MOUNTAIN GOLD COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Nevada                   1-9666                76-0151431
    (STATE OR OTHER      (COMMISSION FILE NUMBER)    (IRS EMPLOYER
     JURISDICTION                                  IDENTIFICATION NO.)
   OF INCORPORATION)

 333 Clay Street, 42nd
         Floor
    Houston, Texas                                     77002-4103
(ADDRESS, OF PRINCIPAL
  EXECUTIVE OFFICES)                                   (ZIP CODE)


      Registrant's telephone number, including area code: (713) 650-6400

                                 Not applicable
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

      5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding third quarter earnings, as presented in a press release dated October 27, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        c)  Exhibits.

      99.1 Press Release issued by Battle Mountain Gold Company dated October 27, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 1998            BATTLE MOUNTAIN GOLD COMPANY
                                    (Registrant)



                                    By: /s/ IAN D. BAYER
                                    Name:   Ian D. Bayer
                                    Title:  Chief Executive Officer